UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period:  March 31, 2010

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) appreciated 13.18% in the six-month period ending March 31, 2010. The Barclays Capital U.S. Aggregate Index advanced 1.99% and the Barclays Capital U.S. Intermediate Credit Index increased 4.00% for the same six-month period.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period ending March 31, 2010. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

Gains for the Fund’s corporate bond holdings led performance for the six-month period, particularly in the industrials and finance industries. Top performers included bonds issued by Unisys and International Lease Finance Corporation. Positions in the asset backed securities sector also tended to climb in value.

Although the Fund’s collateralized mortgage-backed securities holdings had a positive overall contribution, select securities in this sector declined in value. Detracting from performance were bonds issued by Argent and First Franklin.

Portfolio activity in the six-month period was light compared to past activity levels. We purchased corporate bonds issued by companies such as Marshall & Ilsley Bank and Dow Chemical. During the period we sold select bonds, including securities issued by Sanmina and Celestica, as their prices approached our estimates of intrinsic value.

As of March 31, 2010 the Fund’s most substantial weighting was in the corporate bonds sector, particularly in the industrials industry. The Fund also owns several bonds in the finance industry issued by GMAC.

Our Outlook

The end of the first quarter of 2010 seems a long way from the global liquidity crisis that reached its apex in March 2009. Over the last few years, companies often faced obstacles in obtaining capital amidst a systemic crisis of confidence. For many companies, debt is a strategic part of their capital structure. When debt periodically matures, companies require fresh capital in order to refinance. Few companies until recently could effectively issue non-investment grade bonds or equity as the market seemingly had no appetite for anything perceived as a potential risk. Furthermore, banks had effectively shut-off the lending spigot. For companies with pending maturities, the crisis of confidence often became a self-fulfilling prophecy, threatening businesses with insolvency.

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Separately Managed Account Reserve Trust

Recent reports from Bloomberg Financial are beginning to document the recovery in the credit markets amid the recapitalization of banks and a renewed appetite for debt. In late March, Bloomberg Financial reported the issuance of non-investment grade bonds reached the highest rate since June 2007, as earnings reports for companies were widely received as positive.(1) The same article, citing ERFR Global, noted “investors are pouring cash into junk-bond funds at the fastest pace on record as corporate defaults decline.” Meanwhile, banks have spent the past few years building reserves, reducing exposures, re-capitalizing, and re-liquefying. As such, the banks are in a healthy position to lend again.

Our interest in the increasing capital availability is not on a macro-economic level but on a security-specific level. Many of our holdings, while offering healthy discounts to their fair values, were excessively penalized as market participants temporarily ignored operational fundamentals and heavily focused on liquidity and solvency under the presumption that no new capital could be raised. Now as the markets recover and reflect more rational refinancing outlooks, the self-fulfilling risk seems to have diminished notably. We believe operating fundamentals and valuations should continue to drive bond performance, possibly further strengthening the recovery of credit markets and bolstering the performance of our holdings.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods than domestic securities. Below investment grade debt securities are speculative and involve a greater risk of default and price change than higher-rated securities due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

(1)	Glover, J., and Keogh, B. “Junk Bonds Selling at Briskest Pace Since 2007,” Bloomberg, March 22, 2010.

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Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

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Separately Managed Account Reserve Trust

The Barclays Capital U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

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Cumulative Performance of $1,000,000 Since Inception(1) — (Unaudited)

(1)	This chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2010 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

	Average Annual Total Return Periods Ended March 31, 2010 (Unaudited)
	One Year	Three Years	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	56.26%	1.63%	3.76%
Barclays Capital U.S. Aggregate Index	7.69%	6.14%	5.59%
Barclays Capital U.S. Intermediate Credit Index	18.72%	6.21%	5.66%

Sector Allocation as a Percentage of Total Investments — (Unaudited)

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Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,131.80	0.00%	$0.00

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Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00
*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)

	Principal Amount	Value
OTHER MORTGAGE RELATED SECURITIES – 13.50%
Collateralized Mortgage Obligations – 0.08%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 6.130%, 10/25/2036	$144,630	$128,468
Near Prime Mortgage – 7.86%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 4.223%, 10/25/2035	3,700,000	2,898,724
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 5.257%, 03/20/2036	1,748,042	1,071,869
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	2,208,879	1,970,734
Indymac Index Mortgage Loan Trust
Series 2007-AR7, 5.335%, 06/25/2037	4,932,687	2,688,154
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 5.129%, 12/25/2035	1,433,285	1,163,392
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	3,007,577	2,562,345
		12,355,218
Sub-Prime Mortgages – 5.56%
Argent Securities, Inc.
2004-W11, 1.429%, 11/25/2034(d)	1,116,433	214,913
Countrywide Asset-Backed Certificates
Series 2004-10, 1.279%, 12/25/2034	3,367,568	600,162
Series 2004-13, 1.079%, 04/25/2035	1,810,000	1,257,060
First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FF8, 1.179%, 10/25/2034	2,062,380	928,191
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.399%, 04/25/2036	3,596,728	2,605,817

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Park Place Securities, Inc.
Series 2004-WWF1, 3.629%, 12/25/2034	$702,949	$6,171
Structured Asset Investment Loan Trust
Series A3, 0.609%, 07/25/2035	3,383,859	3,112,244
		8,724,558
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $27,704,343)		$21,208,244
U.S. GOVERNMENTS – 2.75%
Sovereign – 2.75%
United States Treasury Notes
3.375%, 11/30/2012	$4,100,000	$4,315,570
TOTAL U.S. GOVERNMENTS (Cost $4,308,794)		$4,315,570

	Shares	Value
COMMON STOCKS – 1.39%
Commercial Services & Supplies – 0.50%
World Color Press, Inc.(a)	67,055	$785,214
Paper & Forest Products – 0.89%
Tembec, Inc.(a)	299,387	686,823
Tembec, Inc.(a)(c)	313,312	718,768
		1,405,591
Semiconductors – 0.00%
MagnaChip Semiconductor(a)(d)	16,080	—
TOTAL COMMON STOCKS (Cost $13,597,574)		$2,190,805
PREFERRED STOCKS – 0.66%
Diversified Financial Services – 0.66%
GMAC, Inc. 7.00%(a)(c)	1,363	$1,039,032
TOTAL PREFERRED STOCKS (Cost $0)		$1,039,032

The accompanying notes are an integral part of these Schedules of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.84%
Equipment – 1.84%
Airplanes Pass Through Trust
Series A-8, 0.605%, 03/15/2019	$279,314	$268,142
Series A-9, 0.780%, 03/15/2019	2,965,000	1,467,675
DVI Receivables Corp.
Series 03-1A3, 0.730%, 03/12/2011(d)	2,363,200	70,896
Lease Investment Flight Trust
Series A-1, 0.620%, 07/15/2031(d)	3,285,000	1,084,050
		2,890,763
TOTAL ASSET BACKED SECURITIES (Cost $7,245,240)		$2,890,763
CORPORATE BONDS – 77.45%
Advertising – 2.52%
Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$3,920,000	$3,944,500
Automobile Parts & Equipment – 1.44%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	2,465,000	2,249,313
Banks & Thrifts – 14.64%
GMAC, Inc.
6.875%, 09/15/2011	3,957,000	4,021,301
7.500%, 12/31/2013	1,029,000	1,047,007
6.750%, 12/01/2014	2,096,000	2,085,520
8.000%, 12/31/2018	1,235,000	1,216,475
JP Morgan Chase & Co.
7.900%, 04/30/2099	3,420,000	3,646,062
KeyCorp
6.500%, 05/14/2013	1,760,000	1,879,520

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	$2,380,000	$2,073,863
National City Corp.
4.900%, 01/15/2015	6,150,000	6,424,050
Regions Bank/Birmingham AL
7.500%, 05/15/2018	620,000	615,124
		23,008,922
Building Materials – 6.01%
Masco Corp.
6.125%, 10/03/2016	4,040,000	4,028,555
Mohawk Industries, Inc.
6.875%, 01/15/2016	2,965,000	3,061,362
USG Corp.
6.300%, 11/15/2016	2,635,000	2,358,325
		9,448,242
Chemicals – 1.50%
Dow Chemical Co.
8.550%, 05/15/2019	1,945,000	2,352,946
Diversified Financial Services – 10.85%
Countrywide Financial Corp.
5.800%, 06/07/2012	3,440,000	3,656,727
Ford Motor Credit Co. LLC
7.250%, 10/25/2011	3,945,000	4,078,700
International Lease Finance Corp.
6.625%, 11/15/2013	5,230,000	5,090,202
SLM Corp.
5.000%, 10/01/2013	4,420,000	4,222,687
		17,048,316

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Electric Utilities – 7.86%
Ameren Corp.
8.875%, 05/15/2014	$2,910,000	$3,357,704
FirstEnergy Corp.
7.375%, 11/15/2031	2,320,000	2,400,931
Nisource Finance Corp.
5.250%, 09/15/2017	2,140,000	2,150,762
Oncor Electric Delivery Co.
7.000%, 09/01/2022	3,900,000	4,445,996
		12,355,393
Energy – 2.36%
Valero Energy Corp.
9.375%, 03/15/2019	3,110,000	3,702,567
Food, Beverage & Tobacco – 4.00%
Chiquita Brands International, Inc.
7.500%, 11/01/2014	1,290,000	1,331,925
Tyson Foods, Inc.
7.850%, 04/01/2016	4,615,000	4,961,125
		6,293,050
Health Care Services – 2.76%
Tenet Healthcare Corp.
7.375%, 02/01/2013	4,300,000	4,343,000
Homebuilders – 9.00%
Centex Corp.
6.500%, 05/01/2016	2,695,000	2,789,325
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,061,250

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Pulte Group, Inc.
5.200%, 02/15/2015	$3,205,000	$3,072,794
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,226,013
		14,149,382
Insurance – 0.08%
Unum Group
7.625%, 03/01/2011	120,000	124,875
Media – 0.72%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,135,619
Paper & Forest Products – 4.97%
Abitibi-Consolidated Co. of Canada
6.000%, 06/20/2013(b)	3,950,000	977,625
Catalyst Paper Corp.
8.625%, 06/15/2011	4,950,000	4,386,937
Norske Skogindustrier ASA
7.000%, 06/26/2017	695,000	650,055
Tembec Industries, Inc.
7.248%, 02/12/2012	2,088,750	1,791,103
		7,805,720
Technology, Equipment & Services – 3.75%
Unisys Corp.
12.500%, 01/15/2016	5,320,000	5,891,900
Telecommunications – 4.99%
Nextel Communications, Inc.
5.950%, 03/15/2014	5,035,000	4,695,137

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Sprint Nextel Corp.
6.000%, 12/01/2016	$2,225,000	$2,008,063
Verizon New York, Inc.
6.875%, 04/01/2012	1,050,000	1,143,293
		7,846,493
TOTAL CORPORATE BONDS (Cost $114,542,070)		$121,700,238

	Contracts	Value
WARRANTS – 0.20%
Commercial Services & Supplies – 0.20%
World Color Press, Inc.
Expiration: July 2014, Exercise Price: $16.30(d)	38,004	$114,012
Expiration: July 2014, Exercise Price: $13.00(d)	38,004	199,521
		313,533
Semiconductors – 0.00%
MagnaChip Semiconductor
Expiration: November 2014, Exercise Price: $1.97(d)	80,400	—
TOTAL WARRANTS (Cost $863,486)		$313,533

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.61%
Repurchase Agreements – 1.61%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/2010), due 4/1/2010, 0.01%, [Collateralized by $2,585,000 United States Treasury Bill, 7/8/2010, (Market Value $2,584,015)] (proceeds $2,531,661)	$2,531,660	$2,531,660
TOTAL SHORT-TERM INVESTMENTS (Cost $2,531,660)		$2,531,660
TOTAL INVESTMENTS (Cost $170,793,167) – 99.40%		$156,189,845
Other Assets in Excess of Liabilities – 0.60%		946,701
TOTAL NET ASSETS – 100.00%		$157,136,546

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	In Default.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration.) The market values of these securities total $1,757,800, which represents 1.12% of total net assets.
(d)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $1,683,392 or 1.07% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

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Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010 (Unaudited)

ASSETS
Investments in securities, at cost	$170,793,167
Investments in securities, at value	$156,189,845
Receivables:
Fund shares sold	116,310
Dividends and interest	2,496,597
Total Assets	158,802,752
LIABILITIES
Payables:
Fund shares redeemed	991,461
Dividends payable	674,745
Total Liabilities	1,666,206
NET ASSETS	$157,136,546
COMPONENTS OF NET ASSETS
Paid-in capital	$194,126,467
Undistributed net investment income	(115,526)
Accumulated net realized gain on investments and foreign currency	(22,268,121)
Net unrealized depreciation on:
Investments	(14,603,322)
Foreign currency	(2,952)
NET ASSETS	$157,136,546
Net asset value, offering price and redemption proceeds per share
Shares outstanding (unlimited shares authorized without par value)	19,293,946
Offering and redemption price	$8.14

The accompanying notes to financial statements are an integral part of this statement.

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Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS For the Period Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$47,211
Interest income	5,490,783
Total income	5,537,994
Expenses (Note 3)
Total expenses	—
Net investment income	5,537,994
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(3,349,136)
Net realized loss	(3,349,136)
Net change in unrealized appreciation on:
Investments	17,109,912
Foreign currency transactions	(3,408)
Net unrealized appreciation	17,106,504
Net realized and unrealized gain on investments and foreign currency transactions	13,757,368
Net increase in net assets resulting from operations	$19,295,362

The accompanying notes to financial statements are an integral part of this statement.

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Separately Managed Account Reserve Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,537,994	$13,841,607
Net realized gain (loss) on:
Investments	(3,349,136)	(7,206,082)
Foreign currency transactions	—	1,193
Net change in unrealized appreciation (depreciation) on:
Investments	17,109,912	17,277,645
Foreign currency transactions	(3,408)	1,725
Net increase in net assets resulting from operations	19,295,362	23,916,088
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,678,127)	(13,582,966)
Decrease in net assets from distributions	(5,678,127)	(13,582,966)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,919,859	51,660,637
Net asset value of share issued on reinvestment of distributions	1,821,878	4,147,211
Cost of shares redeemed	(29,780,097)	(63,158,713)
Net decrease in net assets from capital share transactions	(14,038,360)	(7,350,865)
Total Increase (Decrease) in net assets	(421,125)	2,982,257
NET ASSETS
Beginning of the Period	157,557,671	154,575,414
End of the Period	$157,136,546	$157,557,671
Undistributed net investment income (loss)	$(115,526)	$24,607

The accompanying notes to financial statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	3/31/2010 (unaudited)		9/30/2009	9/30/2008		9/30/2007	10/3/2005(4) – 9/30/2006
Net asset value, beginning of period	$7.46		$6.97	$9.61		$9.87	$10.00
Income from investment operations:
Net investment income	0.28		0.64	0.81		0.69	0.69
Net realized and unrealized gain/(loss) on investments	0.69		0.47	(2.63)		(0.27)	(0.13)
Net increase from payments by affiliates	—		—	0.01		—	—
Total from investment operations	0.97		1.11	(1.81)		0.42	0.56
Less distributions:
From net investment income	(0.29)		(0.62)	(0.81)		(0.68)	(0.69)
From net realized gain	—		—	(0.02)		—	—
Net asset value, end of period	$8.14		$7.46	$6.97		$9.61	$9.87
Total return	13.18	%(1)	18.25%	(20.15	)%(5)	4.22%	5.96	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$157.14		$157.56	$154.58		$142.50	$15.90
Ratio of net expenses to average net assets(3)	0.00	%(2)	0.00%	0.00%		0.00%	0.00	%(2)
Ratio of net investment income to average net assets(3)	7.20	%(2)	10.15%	9.28%		7.27%	7.22	%(2)
Portfolio turnover rate	14.41	%(1)	40.53%	157.66%		230.69%	214.02	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Commencement of operations.
(5)	The Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of less than 0.005% on the Fund’s total return.

19

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”), is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available

20

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

21

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

E.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “delayed delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
F.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
G.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2009, as a result of its reclassifications the Fund’s undistributed net investment income was decreased by $236,266 and accumulated net realized gain was increased by $236,266.

22

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

K.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2006 to 2009 and concluded that there is no impact on the Fund’s net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2009.
L.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
M.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

23

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

The following is a summary of the inputs used, as of March 31, 2010, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Equities	$2,190,805	$1,039,032	$—	$3,229,837
Warrants	—	313,533	—	313,533
Asset Backed Securities	—	1,735,817	1,154,946	2,890,763
Corporate Bonds	—	121,700,238	—	121,700,238
Government Securities	—	4,315,570	—	4,315,570
Mortgage Backed Securities	—	21,208,244	—	21,208,244
Repurchase Agreements	—	2,531,660	—	2,531,660
Total Investments	$2,190,805	$152,844,093	$1,154,946	$156,189,845

Below is a reconciliation that details the activity of securities in Level 3 since the adoption of the pronouncement on October 1, 2009 to March 31, 2010:

Beginning Balance – October 1, 2009	$858,963
Net purchases/(sales)	914,006
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(736,118)
Accrued accretion/(amortization)	118,095
Ending Balance – March 31, 2010	$1,154,946

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap fee programs for which the Fund is an investment option.

24

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated across the Trust based on average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$12,705,117	$8,361,379	$9,048,238	$23,542,109

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2010 and the year ended September 30, 2009, was as follows:

	March 31, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Shares issued	1,779,712	$13,915,187	8,516,023	$51,660,637
Shares issued on reinvestment of distributions	233,382	1,821,878	664,031	4,147,211
Shares redeemed	(3,850,328)	(29,780,097)	(10,218,620)	(63,158,713)
Net decrease	(1,837,234)	(14,043,032)	(1,038,566)	$(7,350,865)

25

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (Continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2009, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$186,968,751
Gross tax unrealized appreciation	$12,404,837
Gross tax unrealized depreciation	(44,118,071)
Net tax unrealized depreciation on investments and foreign currency	(31,713,234)
Distributable ordinary income	24,607
Distributable long-term capital gains	—
Total distributable earnings	24,607
Other accumulated losses	(18,918,529)
Total accumulated earnings	$(50,607,156)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

As of September 30, 2009, the Fund had capital losses expiring on September 30, 2016 and 2017 in the amounts of $152,724 and $12,360,303, respectively.

The tax composition of dividends for the period ended September 30, 2009 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$13,582,966	$ —	$ —

At September 30, 2009, the Fund had net realized losses on investments and foreign currencies of $6,405,958 which are deferred for tax purposes and were recognized on October 1, 2009.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

26

Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In December 2009 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Advisor with respect to the Fund for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend

27

Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited) – (Continued)

approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the Board of Trustees, and the investment results of the Fund. Concurrently with the most recent annual review of the Agreement with respect to the Fund and the other series of the Trust, the independent Trustees decided that it would be in the best interest of the Trust to retain a new chief compliance officer for the Trust who was not affiliated with the Advisor, rather than continuing to rely on an employee of the Advisor to provide compliance services jointly to the Trust and the Advisor.

The Trustees noted that although the Fund’s investment results for the three-year period ended September 30, 2009 were in the fourth quartile of the results of a peer group of funds identified by Morningstar Associates, and were below the results of its benchmark index for that period, for the one-year period ended on that date its investment results were in the first quartile of the results of its peer group of funds and above the results of its benchmark index. They also noted that choosing a peer group for the Fund is difficult because the Fund’s organization, expense structure and function as a portion of a broader investment program of the Advisor are relatively unique. They concluded that the Fund’s performance was satisfactory considering the difficult market environment during the year ended September 30, 2008 and the Fund’s focus on long-term investment results.

Advisory Fees, Total Expenses and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable. The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund (as the Adviser does not obtain third-party research or other services in return for allocating the Fund’s brokerage).

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders receive reasonable value from the Advisor’s services, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

28

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 79)	Trustee	Since February 1995	Retired.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 68)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	4	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	4	Director of six closed end mutual funds in the Credit Suisse family of funds.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 52)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	4	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 58)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	4	Hotchkis and Wiley Mutual Funds.

29

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	4	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since July 2006	Executive Director of the Advisor.	4	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 39)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2005; Counsel of the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 59)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

30

Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

31

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2010

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund (“the Fund”) gained 0.36% during the six months ended March 31, 2010. For the same period, the MSCI EAFE Index advanced 3.06%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition.

The Fund

Overall returns for the Fund were relatively flat during the six-month period ending March 31, 2010. Despite modest gains, the Fund underperformed the benchmark. Exposure to declining share prices within the diversified telecommunication services and commercial banks industries negatively impacted performance. Holdings from these industries weighing heaviest on returns included Nippon Telegraph & Telephone (Japan – diversified telecommunication services) and Intesa Sanpaolo (Italy – commercial banks). In addition, declines for individual holdings, including Alcatel-Lucent (France – communications equipment) and Aegon (Netherlands – insurance), weighed on performance during the period. Looking at positive contributors, the Fund’s positions in the electronic equipment, instruments & components and food & staples retailing industries tended to advance. Returns for securities based in these industries, such as Tyco Electronics (Switzerland – electronic equipment, instruments & components) and Carrefour (France – food & staples retailing), had a positive impact on performance. Other stock-specific contributors to positive performance during the period included Sony (Japan – household durables) and Centrais Electricas (Brazil – electric utilities).

Among countries, positions based in Italy and France detracted from performance during the period. Among the largest detractors from these countries were Telecom Italia (Italy – diversified telecommunication services) and France Telecom (France – diversified telecommunication services). Conversely, securities based in Japan tended to have the most positive impact on performance six-months ending March 31, 2010. Top-performers from Japan included Canon (office electronics), FUJIFILM (electronic equipment, instruments, & components), and TDK Corporation (electronic equipment, instruments, & components).

During the six months ended March 31, 2010, we sold select positions as their market prices neared Brandes Investment Partners, L.P.’s (“Brandes”) estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were BASF (Germany – chemicals), Henkel (Germany – household products), and HSBC (United Kingdom – commercial banks). We also purchased shares of new holdings at prices that Brandes considered attractive, including Petroleo Bras (Brazil – oil, gas, & consumable fuels), Deutsche Bank (Germany – capital markets), and UBS (Switzerland – capital markets).

Brandes Institutional International Equity Fund

Our Outlook

Since our inception in 1974, we have applied the value investing approach to security selection pioneered by Benjamin Graham. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks whose shares are trading at discounts to Brandes’ estimates of their fair values. We believe this strategy provides patient investors with the best opportunity for long-term positive returns.

As of March 31, 2010, the Fund’s most substantial country weighting was in Japan and in the diversified telecommunication services industry. Country and industry weightings stem from Brandes’ company-by-company search for compelling investment opportunities in markets around the world – not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables.

We remain focused on executing our stock-specific investment philosophy. We remain confident that the Brandes Institutional International Equity Fund is positioned to deliver competitive long-term results. Thank you for your continued confidence.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Institutional International Equity Fund

Index Guide

MSCI EAFE Index — MSCI EAFE:  The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund – Class I from its inception (January 2, 1997) to March 31, 2010 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index – (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2010 (Unaudited)
	One Year	Five Years	Since Inception
Brandes Institutional International Equity Fund – Class I	45.39%	3.19%	9.92%
Brandes Institutional International Equity Fund – Class E	45.39%	N/A	5.44%
Morgan Stanley Capital International EAFE Index*	54.44%	3.75%	4.35%

*  The since inception (January 2, 1997) return shown is from the inception date of the Brandes Institutional International Equity Fund – Class I. The return from the inception date (December 6, 2008) of the Brandes Institutional International Equity Fund – Class E is 10.34%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments

Brandes Institutional Global Equity Fund

Dear Shareholder:

The Brandes Institutional Global Equity Fund (“the Fund”) advanced 6.01% during the six-month period ended March 31, 2010. For the same period, the MSCI World Index grew 7.44%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition.

The Fund

Despite absolute gains made during the six-month period, the Fund underperformed the benchmark. From an industry viewpoint, holdings in the pharmaceuticals industry had the greatest positive influence on performance. Merck (United States) and Bristol-Myers Squibb (United States) were among holdings in the pharmaceuticals industry experiencing share price appreciation. In addition, positions in the commercial banks and food & staples retailing industries also helped drive positive performance. On the other hand, declining share prices for holdings in the diversified telecommunication services and communications equipment industries detracted from performance. Positions from these industries weighing on performance included Telefonica (Spain – diversified telecommunication services) and Motorola (United States – communications equipment).

From a country perspective, securities based in the United States tended to have the most positive impact on monthly performance. Some of the key contributors from the United States included Safeway (food & staples retailing), Dow Chemical (chemicals), and The Home Depot (specialty retail). In addition, positions in Japan tended to advance, including Sony (household durables) and Canon (office electronics). Conversely, companies based in Italy, Spain, and Germany tended to endure declines during the period. Among the holdings from these countries impacting performance were Telecom Italia (Italy – diversified telecommunication services) and Deutsche Telekom (Germany – diversified telecommunication services).

During the six months ended March 31, 2010, we sold select positions as their market prices neared Brandes Investment Partners, L.P.’s (“Brandes”) estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Cisco Systems (United States – communications equipment), EBAY (United States – internet software & services), and Micron Technology (United States – semiconductors & semiconductor equipment). In addition, we purchased shares of new holdings at prices that Brandes considered attractive, including Chevron (United States – oil, gas, & consumable fuels), Swiss Reinsurance (Switzerland – insurance), and Centrais Electricas Bras (Brazil – electric utilities).

Our Outlook

Since our inception in 1974, we have applied the value investing approach to security selection pioneered by Benjamin Graham. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks whose shares are trading at discounts to Brandes’ estimates of their fair values. We believe this strategy provides patient investors with the best opportunity for long-term positive returns.

Brandes Institutional Global Equity Fund

As of March 31, 2010, the Fund’s most substantial country weighting was in the United States and in the pharmaceuticals industry. Country and industry weightings stem from Brandes’company-by-company search for compelling investment opportunities in markets around the world – not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables.

We remain focused on executing our stock-specific investment philosophy. We take a long-term perspective, and believe that none or very little of the short-term “market news” provides useful information to patient investors. We remain confident that the Brandes Institutional Global Equity Fund is positioned to deliver competitive long-term results. Thank you for your continued confidence.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

MSCI World Index — MSCI WRLD:  The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets throughout the world, including the United States. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC

Brandes Institutional Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund – Class I from its inception (October 6, 2008) to March 31, 2010 as compared with the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index – (Unaudited)

	Total Return Periods Ended March 31, 2010 (Unaudited)
	Three Months	One Year	Since Inception Cumulative (10/6/08)
Brandes Institutional Global Equity Fund – Class I	4.44%	45.74%	13.13%
Brandes Institutional Global Equity Fund – Class E	4.44%	45.82%	13.12%
Morgan Stanley Capital International World Index	3.24%	52.37%	15.67%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund (“the Fund”) advanced 6.54% during the six-month period ending March 31, 2010. During the same period, the Barclays Capital U.S. Aggregate Index climbed 1.99%.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period ending March 31, 2010. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

Holdings among corporate bonds (both investment-grade and non-investment grade) were large contributors to relative and absolute performance during the six-month period ending March 31, 2010. In particular, corporate bond holdings in the industrials and finance industries tended to experience notable price appreciation, including bonds issued by Unisys Corp and SLM Corp. Also contributing positive performance were collateralized mortgage obligations and asset-backed securities.

Portfolio activity in the six-month period was light compared to past activity levels. We purchased corporate bonds issued by Marshall & Ilsley Bank and Dow Chemical, as well as two Alt–A Mortgages. During the period we sold bonds issued by Xerox, K. Hovnanian, and Comcast as their prices approached our estimates of intrinsic value.

As of March 31, 2010 the Fund’s most substantial weighting was in the corporate bonds sector.

Our Outlook

The end of the first quarter of 2010 seems a long way from the global liquidity crisis that reached its apex in March 2009. Over the last few years, companies often faced obstacles in obtaining capital amidst a systemic crisis of confidence. For many companies, debt is a strategic part of their capital structure. When debt periodically matures, companies require fresh capital in order to refinance. Few companies until recently could effectively issue non-investment grade bonds or equity as the market seemingly had no appetite for anything perceived as a potential risk. Furthermore, banks had effectively shut-off the lending spigot. For companies with pending maturities, the crisis of confidence often became a self-fulfilling prophecy, threatening businesses with insolvency.

Recent reports from Bloomberg Financial are beginning to document the recovery in the credit markets amid the recapitalization of banks and a renewed appetite for debt. In late March, Bloomberg Financial reported the issuance of non-investment grade bonds reached the highest rate since June 2007, as earnings

Brandes Institutional Core Plus Fixed Income Fund

reports for companies were widely received as positive.(1) The same article, citing ERFR Global, noted “investors are pouring cash into junk-bond funds at the fastest pace on record as corporate defaults decline.” Meanwhile, banks have spent the past few years building reserves, reducing exposures, re-capitalizing, and re-liquefying. As such, the banks are in a healthy position to lend again.

Our interest in the increasing capital availability is not on a macro-economic level but on a security-specific level. Many of our holdings, while offering healthy discounts to their fair values, were excessively penalized as market participants temporarily ignored operational fundamentals and heavily focused on liquidity and solvency under the presumption that no new capital could be raised. Now as the markets recover and reflect more rational refinancing outlooks, the self-fulfilling risk seems to have diminished notably. We believe operating fundamentals and valuations should continue to drive bond performance, possibly further strengthening the recovery of credit markets and bolstering the performance of our holdings.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods than domestic securities. Below investment grade debt securities are speculative and involve a greater risk of default and price change than higher-rated securities due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that

(1)	Glover, J., and Keogh, B. “Junk Bonds Selling at Briskest Pace Since 2007,” March 22, 2010.

Brandes Institutional Core Plus Fixed Income Fund

private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund from its inception (December 28, 2007) to March 31, 2010 as compared with the Barclays Capital U.S. Aggregate Index.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index – (Unaudited)

	Total Return Periods Ended March 31, 2010 (Unaudited)
	Six Months	One Year	Since Inception Average Annual
Brandes Institutional Core Plus Fixed Income Fund – Class I	6.54%	21.28%	2.51%
Brandes Institutional Core Plus Fixed Income Fund – Class E	6.41%	21.29%	1.91%
Barclays Capital U.S. Aggregate Index*	1.99%	7.69%	5.90%

*  The since inception (December 28, 2007) return shown is from the inception date of the Brandes Insitutional Core Plus Fixed Income Fund – Class I. The return from the inception date (May 28, 2008) of the Brandes Institutional Core Plus Fixed Income Fund – Class E is 6.38%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Expense Example (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Funds’ actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,003.60	1.14%	$5.69
Institutional Global Equity Fund	$1,000.00	$1,060.10	1.00%	$5.14
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,065.40	0.50%	$2.57

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,003.60	1.14%	$5.69
Institutional Global Equity Fund	$1,000.00	$1,059.50	1.20%	$6.16
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,064.10	0.70%	$3.60

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.25	1.14%	$5.74
Institutional Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.20	1.14%	$5.74
Institutional Global Equity Fund	$1,000.00	$1,018.95	1.20%	$6.04
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53
*	Expenses are equal to the Fund expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — March 31, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS – 99.18%
Bermuda – 0.43%
XL Capital Ltd.	158,810	$3,001,509
Brazil – 1.36%
Brasil Telecom S.A. – ADR (a)	13,408	113,566
Centrais Electricas Brasileiras S.A. – ADR	428,930	6,433,950
Tele Norte Leste Participacoes S.A. – ADR	92,800	1,638,848
TIM Participacoes S.A. – ADR	17,884	496,460
Vivo Participacoes S.A. – ADR	31,912	865,134
		9,547,958
Finland – 3.00%
Nokia OYJ	1,117,582	17,404,199
UPM-Kymmene OYJ	284,200	3,771,394
		21,175,593
France – 10.87%
Alcatel-Lucent S.A.(a)	2,431,200	7,687,187
Carrefour S.A.	378,576	18,246,690
Credit Agricole S.A.	343,332	6,009,863
France Telecom S.A.	690,604	16,524,015
Natixis(a)	1,274,548	6,877,305
Renault S.A.(a)	95,700	4,485,251
Sanofi-Aventis S.A.	205,635	15,328,609
Total S.A.	29,294	1,700,554
		76,859,474
Germany – 7.22%
Bayerische Motoren Werke AG	124,359	5,741,093
Daimler AG	119,300	5,616,307
Deutsche Bank AG	85,470	6,583,584
Deutsche Post AG	666,600	11,564,976
Deutsche Telekom AG	1,355,300	18,369,534
Volkswagen AG	35,040	3,213,507
		51,089,001
Italy – 7.09%
ENI SpA	574,200	13,471,263
Intesa Sanpaolo SpA	1,766,850	6,580,525
Italcementi SpA Savings Shares	422,400	2,738,486
Telecom Italia SpA Savings Shares	8,822,450	9,949,952

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
Telecom Italia SpA	7,486,774	$10,779,466
Unicredit SpA	1,379,157	4,074,808
Unipol Gruppo Finanziario SpA(a)	3,366,700	2,521,455
		50,115,955
Japan – 30.30%
Akita Bank Ltd.	262,000	1,053,717
Astellas Pharma, Inc.	294,900	10,677,468
Canon, Inc.	291,100	13,482,330
Chuo Mitsui Trust Holdings, Inc.	834,000	3,131,180
Dai Nippon Printing Co. Ltd.	341,700	4,616,185
Daiichi Sankyo Co. Ltd.	378,702	7,092,814
Fuji Film Holdings Corp.	313,900	10,811,402
Hitachi Ltd.(a)	976,800	3,646,413
Japan Tobacco, Inc.	2,231	8,304,503
Mitsubishi UFJ Financial Group, Inc.	1,981,800	10,387,015
Mizuho Financial Group, Inc.	3,688,900	7,299,674
MS&AD Insurance Group Holdings, Inc.	354,499	9,839,821
NEC Corp.	2,044,000	6,143,588
Nippon Telegraph & Telephone Corp.	451,800	19,040,453
Nipponkoa Insurance	391,000	2,454,990
Nissan Motor Co., Ltd.(a)	324,100	2,776,811
Ono Pharmaceutical Co. Ltd.	201,200	8,952,744
Rohm Co. Ltd.	118,900	8,877,121
San-In Godo Bank, Ltd.	93,000	775,912
Seven & I Holdings Co. Ltd.	405,100	9,788,436
Sompo Japan Insurance, Inc.	464,000	3,255,792
Sony Corp.	302,000	11,564,445
Sumitomo Mitsui Financial Group, Inc.	287,398	9,498,982
Taisho Pharmaceutical Co. Ltd.	306,000	5,564,231
Takeda Pharmaceutical Co. Ltd.	191,300	8,420,147
TDK Corp.	87,800	5,841,438
The 77 Bank, Ltd.	197,300	1,126,946
Tokio Marine Holdings, Inc.	371,500	10,462,718
Toyota Motor Corp.	235,400	9,429,597
		214,316,873

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
Mexico – 2.01%
Cemex S.A. de C.V. – ADR(a)	907,000	$9,260,470
Telefonos de Mexico S.A. – Class L – ADR	318,980	4,976,088
		14,236,558
Netherlands – 8.47%
Aegon N.V.(a)	1,465,762	10,037,296
Akzo Nobel N.V.	146,100	8,326,386
Koninklijke Ahold N.V.	886,752	11,821,284
SNS Reaal(a)	141,435	886,572
STMicroelectronics N.V.	992,000	9,874,713
Unilever N.V.	427,204	12,922,058
Wolters Kluwer N.V.	279,380	6,058,302
		59,926,611
New Zealand – 0.29%
Telecom Corp. of New Zealand Ltd.	1,348,609	2,078,821
Portugal – 1.71%
Portugal Telecom SGPS, S.A.	1,080,717	12,083,221
Singapore – 0.44%
Flextronics International Ltd.(a)	396,700	3,110,128
South Korea – 2.13%
Korea Electric Power Corp. – ADR(a)	443,700	7,205,688
KT Corp. – ADR(a)	147,800	3,068,328
SK Telecom Co., Ltd. – ADR	279,200	4,818,992
		15,093,008
Spain – 1.77%
Telefonica S.A.	527,201	12,489,675
Sweden – 2.00%
Ericsson (L.M.) Telephone	1,344,400	14,169,022
Switzerland – 4.82%
Swiss Reinsurance	175,000	8,613,904
Swisscom AG	23,000	8,393,778
Tyco Electronics Ltd.	393,372	10,809,863
UBS AG(a)	386,237	6,278,549
		34,096,094

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
United Kingdom – 15.27%
AstraZeneca Plc	291,355	$12,994,208
Barclays Plc	1,471,121	8,043,414
BP Plc	1,171,430	11,081,815
British Sky Broadcasting Group Plc	643,700	5,880,412
Glaxosmithkline Plc	766,320	14,716,349
ITV Plc(a)	6,599,100	6,083,574
J. Sainsbury Plc	1,687,500	8,389,101
Kingfisher Plc	1,763,200	5,736,594
Marks & Spencer Group Plc	1,479,219	8,307,672
Royal Bank of Scotland Group Plc(a)	2,072,062	1,383,513
Vodafone Group Plc	4,804,300	11,081,575
Wm. Morrison Supermarkets Plc	2,622,511	11,680,278
Wolseley(a)	108,929	2,631,567
		108,010,072
TOTAL COMMON STOCKS (Cost $787,099,862)		$701,399,573
PREFERRED STOCKS – 1.54%
Brazil – 1.54%
Brasil Telecom S.A. – ADR(a)	23,640	$451,288
Petroleo Brasileiro S.A. – ADR	263,780	10,443,050
		10,894,338
TOTAL PREFERRED STOCKS (Cost $10,247,064)		$10,894,338

	Contracts	Value
RIGHTS – 0.00%
Germany – 0.00%
Volkswagen AG
Expiration: 4/9/2010, Exercise Price: |CE65.00	35,040	$21,770
TOTAL RIGHTS (Cost $18,392)		$21,770

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.47%
Repurchase Agreements – 0.47%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/2010), due 4/1/2010, 0.01%, [Collateralized by $3,400,000 United States Treasury Bill, 7/8/2010, (Market Value $3,398,705] (proceeds $3,331,417)	$3,331,416	$3,331,416
TOTAL SHORT-TERM INVESTMENTS (Cost $3,331,416)		$3,331,416
Total Investments (Cost $800,696,734) – 101.19%		$715,647,097
Liabilities in Excess of Other Assets – (1.19%)		(8,442,953)
TOTAL NET ASSETS – 100.00%		$707,204,144

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY  — March 31, 2010 (Unaudited)

Air Freight & Logistics	1.63%
Automobiles	4.42%
Capital Markets	1.82%
Chemicals	1.18%
Commercial Banks	9.37%
Commercial Services & Supplies	0.65%
Communications Equipment	5.55%
Computers & Peripherals	0.87%
Construction Materials	1.70%
Diversified Financial Services	0.13%
Diversified Telecommunication Services	16.90%
Electric Utilities	1.93%
Electronic Equipment, Instruments & Components	4.84%
Food & Staples Retailing	8.47%
Food Products	1.83%
Household Durables	1.64%
Insurance	7.10%
Media	2.55%
Multiline Retail	1.17%
Office Electronics	1.91%
Oil, Gas & Consumable Fuels	3.71%
Paper & Forest Products	0.53%
Pharmaceuticals	11.84%
Semiconductors & Semiconductor Equipment	2.65%
Specialty Retail	0.81%
Tobacco	1.17%
Trading Companies & Distributors	0.37%
Wireless Telecommunication Services	2.44%
COMMON STOCKS	99.18%
PREFERRED STOCKS	1.54%
SHORT TERM INVESTMENTS	0.47%
TOTAL INVESTMENTS	101.19%
Liabilities in Excess of Other Assets	(1.19)%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS – 96.66%
Automobiles – 2.48%
Daimler AG	5,300	$249,509
Honda Motor Co.	8,700	307,091
Toyota Motor Corp.	11,700	468,676
		1,025,276
Building Products – 0.55%
Masco Corp.	14,500	225,040
Chemicals – 4.81%
Akzo Nobel N.V.	8,200	467,326
Dow Chemical Co.	31,033	917,646
EI Du Pont De Nemours & Co.	16,000	595,840
		1,980,812
Commercial Banks – 8.59%
BB&T Corp.	5,100	165,189
Fifth Third Bancorp	19,700	267,723
Intesa Sanpaolo SpA	50,000	186,222
Intesa Sanpaolo Savings Shares SpA	75,100	224,931
KeyCorp	23,500	182,125
Mitsubishi UFJ Financial Group, Inc.	67,000	351,161
Mizuho Financial Group, Inc.	134,600	266,349
PNC Financial Services Group, Inc.	7,270	434,019
Regions Financial Corp.	25,030	196,485
Sumitomo Mitsui Financial Group, Inc.	12,076	399,132
SunTrust Banks, Inc.	9,100	243,789
Wells Fargo & Co.	19,869	618,323
		3,535,448
Communications Equipment – 4.67%
Alcatel-Lucent S.A.	118,100	373,419
Ericsson (L.M.) Telephone	49,700	523,803
Motorola, Inc.	59,800	419,796
Nokia OYJ	38,806	604,329
		1,921,347
Computers & Peripherals – 1.54%
Dell, Inc.	42,260	634,323
Consumer Finance – 1.42%
American Express Co.	14,200	585,892

See Notes to the Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
Diversified Financial Services – 3.08%
Bank Of America Corporation	37,232	$664,591
Citigroup, Inc.	149,363	604,920
		1,269,511
Diversified Telecommunication Services – 13.68%
AT&T, Inc.	25,300	653,752
Deutsche Telekom AG	68,000	921,662
France Telecom S.A.	33,863	810,237
Nippon Telegraph & Telephone Corp.	16,700	703,797
Portugal Telecom SGPS, S.A.	26,600	297,408
Telecom Italia SpA Savings Shares	823,900	929,194
Telefonica S.A.	19,100	452,489
Telefonos de Mexico S.A. – Class L - ADR	10,900	170,040
Verizon Communications, Inc.	22,400	694,848
		5,633,427
Electric Utilities – 0.53%
Centrais Electricas Brasileiras S.A. – ADR	14,500	217,500
Electronic Equipment, Instruments & Components – 2.58%
Fuji Film Holdings Corp.	14,000	482,191
Hitachi Ltd.	79,000	294,908
Tyco Electronics Ltd.	10,300	283,044
		1,060,143
Food & Staples Retailing – 8.04%
Carrefour S.A.	16,500	795,271
J. Sainsbury Plc	46,300	230,172
Koninklijke Ahold N.V.	21,700	289,283
Kroger Co.	20,500	444,030
Safeway, Inc.	28,450	707,267
Seven & I Holdings Co. Ltd.	16,000	386,608
Supervalu, Inc.	13,300	221,844
Wm. Morrison Supermarkets Plc	53,300	237,390
		3,311,865
Food Products – 2.42%
Sara Lee Corp.	29,300	408,149
Unilever N.V.	19,400	586,811
		994,960

See Notes to the Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
Health Care Equipment & Supplies – 0.71%
Boston Scientific Corp.	40,700	$293,854
Household Durables – 1.36%
Sony Corp.	14,600	559,076
Industrial Conglomerates – 1.51%
General Electric Co.	34,210	622,622
Insurance – 5.31%
Aegon N.V.	44,500	304,729
Marsh & McLennan Companies, Inc.	15,500	378,510
Mitsui Sumitomo Insurance Group Ltd.	14,900	413,579
Nipponkoa Insurance	22,000	138,132
Sompo Japan Insurance, Inc.	22,000	154,369
Swiss Reinsurance	8,300	408,545
Tokio Marine Holdings, Inc.	13,800	388,656
		2,186,520
Multiline Retail – 0.98%
Marks & Spencer Group Plc	71,500	401,562
Office Electronics – 2.72%
Canon, Inc.	13,800	639,149
Xerox Corp.	49,400	481,650
		1,120,799
Oil, Gas & Consumable Fuels – 6.02%
BP Plc	29,500	279,072
Chevron Corp.	8,148	617,863
ENI SpA	32,900	771,865
Total S.A.	1,178	68,384
Valero Energy Corp.	37,709	742,867
		2,480,051
Pharmaceuticals – 14.21%
Astellas Pharma, Inc.	8,700	315,001
AstraZeneca Plc	10,000	445,992
Bristol Myers Squibb Co.	24,800	662,160
Daiichi Sankyo Co. Ltd.	18,500	346,492
Eli Lilly & Co.	17,000	615,740
Glaxosmithkline Plc	20,400	391,760
Merck & Co., Inc.	28,279	1,056,221

See Notes to the Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2010 (Unaudited)  – (Continued)

	Shares	Value
Pfizer, Inc.	52,954	$908,161
Sanofi-Aventis S.A.	10,600	790,154
Takeda Pharmaceutical Co. Ltd.	7,200	316,911
		5,848,592
Semiconductors & Semiconductor Equipment – 4.64%
Intel Corp.	36,500	812,490
STMicroelectronics N.V.	26,300	261,799
Texas Instruments, Inc.	34,100	834,427
		1,908,716
Software – 2.06%
Microsoft Corp.	29,000	848,830
Specialty Retail – 2.75%
The Home Depot, Inc.	18,600	601,710
Lowes Cos, Inc.	21,800	528,432
		1,130,142
TOTAL COMMON STOCKS (Cost $35,510,477)		$39,796,308

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.69%
Repurchase Agreements – 2.69%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/2010), due 4/1/2010, 0.01%, [Collateralized by $1,130,000 United States Treasury Bill, 7/8/2010, (Market Value $1,129,569] (proceeds $1,107,134)	$1,107,134	$1,107,134
TOTAL SHORT-TERM INVESTMENTS (Cost $1,107,134)		$1,107,134
Total Investments (Cost $36,617,611) – 99.35%		$40,903,442
Other Assets in Excess of Liabilities – 0.65%		266,764
TOTAL NET ASSETS – 100.00%		$41,170,206

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

See Notes to the Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 13.48%
Federal Home Loan Mortgage – 2.94%
Pool #071210, 4.125%, 07/12/2010(f)	$750,000	$758,143
Federal National Mortgage Association – 5.93%
Federal National Mortgage Association
Pool #14232, 5.000%, 04/15/2025(e)	850,000	896,485
Pool #45129 5.500%, 04/01/2039(e)	600,000	632,343
		1,528,828
Freddie Mac Mortgage – 4.61%
Pool #34488 6.000%, 04/15/2038(e)	475,000	509,660
Pool #33082 6.500%, 04/15/2040(e)	625,000	679,395
		1,189,055
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $3,470,460)		$3,476,026
OTHER MORTGAGE RELATED SECURITIES – 16.75%
Collateralized Mortgage Obligations – 2.77%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.879%, 01/25/2035	$775,000	$699,665
Series 2006-AR14, 6.130%, 10/25/2036	16,271	14,453
		714,118
Near Prime Mortgage – 10.24%
Banc of America Funding Corp.
Series 2006-H, 6.084%, 09/20/2046	104,894	69,095
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 4.223%, 10/25/2035	855,000	669,840
Bear Stearns Alt-A Trust
Series 2005-7, 0.516%, 08/25/2035	591,976	430,886

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 5.257%, 03/20/2036	$71,295	$43,717
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	38,084	33,979
Indymac Index Mortgage Loan Trust
Series 2007-AR7, 5.335%, 06/25/2037	826,600	450,470
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 5.129%, 12/25/2035	315,123	255,784
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.521%, 07/25/2035	476,026	367,723
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 6.613%, 11/25/2036	91,846	65,737
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	221,101	188,370
Series 2007-PA5, 6.250%, 11/25/2037	85,260	63,412
		2,639,013
Sub-Prime Mortgages – 3.74%
Accredited Mortgage Loan Trust
Series 2006-2, 0.459%, 09/25/2036	600,000	333,883
Countrywide Asset-Backed Certificates
Series 2004-10, 1.279%, 12/25/2034	115,013	20,497
Home Equity Loan Trust
Series 2007-FRE1, 0.444%, 04/25/2037	602,623	457,512
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.399%, 04/25/2036	211,076	152,923
Park Place Securities, Inc.
Series 2004-WWF1, 3.629%, 12/25/2034	4,782	42
		964,857
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,953,967)		$4,317,988

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
US GOVERNMENTS – 18.23%
Sovereign – 18.23%
United States Treasury Bonds
6.875%, 08/15/2025	$60,000	$76,678
United States Treasury Notes
3.375%, 11/30/2012	1,205,000	1,268,356
4.250%, 08/15/2014	1,420,000	1,539,813
4.500%, 02/15/2016	1,665,000	1,813,680
		4,621,849
TOTAL US GOVERNMENTS (Cost $4,692,820)		$4,698,527

	Shares	Value
COMMON STOCKS – 0.04%
Commercial Services & Supplies – 0.04%
World Color Press, Inc.(a)	967	$11,324
Semiconductors – 0.00%
MagnaChip Semiconductor(a)(d)	174	—
TOTAL COMMON STOCKS (Cost $85,403)		$11,324
PREFERRED STOCKS – 0.05%
Diversified Financial Services – 0.05%
GMAC, Inc. 7.000%(a)(c)	16	$12,197
TOTAL PREFERRED STOCKS (Cost $0)		$12,197

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 0.24%
Equipment – 0.24%
Airplanes Pass Through Trust
Series A-8, 0.605%, 03/15/2019	$11,638	$11,173
Series A-9, 0.780%, 03/15/2019	100,000	49,500
DVI Receivables Corp.
Series 03-1A3, 0.730%, 03/12/2011(d)	20,312	609
		61,282
TOTAL ASSET BACKED SECURITIES (Cost $99,191)		$61,282
CORPORATE BONDS – 49.03%
Advertising – 0.60%
Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$155,000	$155,969
Automobile Parts & Equipment – 0.22%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	65,000	59,313
Banks & Thrifts – 8.85%
Banco Santander Chile
7.375%, 07/18/2012	23,700	26,034
Citigroup, Inc.
6.125%, 11/21/2017	235,000	241,737
6.875%, 03/05/2038	235,000	237,467
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	183,881
GMAC, Inc.
6.875%, 09/15/2011	75,000	76,219
7.500%, 12/31/2013	15,000	15,262

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
6.750%, 12/01/2014	$500,000	$497,500
8.000%, 12/31/2018	18,000	17,730
HSBC Capital Funding LP
9.547%, 06/30/2010	50,000	50,550
JP Morgan Chase & Co.
7.900%, 04/30/2099	165,000	175,907
KeyCorp
6.500%, 05/14/2013	310,000	331,052
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	175,000	152,490
National City Corp.
4.900%, 01/15/2015	235,000	245,472
Regions Financing Trust II
6.625%, 05/15/2047	40,000	29,752
		2,281,053
Building Materials – 3.21%
Masco Corp.
6.125%, 10/03/2016	305,000	304,136
Mohawk Industries, Inc.
6.875%, 01/15/2016	255,000	263,288
USG Corp.
6.300%, 11/15/2016	290,000	259,550
		826,974
Chemicals – 1.34%
Dow Chemical Co.
8.550%, 05/15/2019	285,000	344,776

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Containers & Packaging – 0.86%
Sealed Air Corp.
7.875%, 06/15/2017(c)	$205,000	$222,594
Diversified Financial Services – 4.19%
Countrywide Financial Corp.
5.800%, 06/07/2012	455,000	483,666
Ford Motor Credit Co. LLC
7.250%, 10/25/2011	170,000	175,762
International Lease Finance Corp.
6.625%, 11/15/2013	235,000	228,718
SLM Corp.
5.000%, 10/01/2013	200,000	191,072
		1,079,218
Electric Utilities – 6.99%
Ameren Corp.
8.875%, 05/15/2014	300,000	346,155
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	412,042
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	177,632
Consumers Energy Co.
6.700%, 09/15/2019	100,000	113,044
FirstEnergy Corp.
7.375%, 11/15/2031	225,000	232,849
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	286,433
Oncor Electric Delivery Co.
6.375%, 01/15/2015	30,000	33,190

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
7.000%, 09/01/2022	$175,000	$199,500
		232,690
		1,800,845
Energy – 1.57%
Valero Energy Corp.
9.375%, 03/15/2019	340,000	404,782
Equipment – 0.15%
Continental Airlines Class A Pass Through Trust
2007-1, 5.983%, 04/19/2022	40,000	39,300
FDIC Guaranteed – 6.01%
GMAC, Inc.
2.200%, 12/19/2012	500,000	507,514
Goldman Sachs Group, Inc.
3.250%, 06/15/2012	775,000	808,089
Wells Fargo & Co.
3.000%, 12/09/2011	225,000	232,323
		1,547,926
Food, Beverage & Tobacco – 2.30%
Altria Group, Inc.
9.700%, 11/10/2018	150,000	184,444
Chiquita Brands International, Inc.
7.500%, 11/01/2014	70,000	72,275
Smithfield Foods, Inc.
7.750%, 07/01/2017	130,000	127,725
Tyson Foods, Inc.
7.850%, 04/01/2016	195,000	209,625
		594,069

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Health Care Services – 1.84%
Tenet Healthcare Corp.
7.375%, 02/01/2013	$470,000	$474,700
Homebuilders – 2.98%
Centex Corp.
6.500%, 05/01/2016	80,000	82,800
Lennar Corp.
5.600%, 05/31/2015	150,000	142,500
Pulte Group, Inc.
5.200%, 02/15/2015	440,000	421,850
Toll Brothers Finance Corp.
5.150%, 05/15/2015	120,000	119,745
		766,895
Leisure Time – 0.26%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	65,000	65,813
Media – 1.14%
Historic TW, Inc.
9.125%, 01/15/2013	40,000	46,731
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	15,846
Viacom, Inc.
6.250%, 04/30/2016	65,000	71,812
6.875%, 04/30/2036	150,000	159,028
		293,417
Paper & Forest Products – 0.92%
Abitibi-Consolidated Co. of Canada
6.000%, 06/20/2013(b)	80,000	19,800

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Principal Amount	Value
Catalyst Paper Corp.
8.625%, 06/15/2011	$245,000	$217,131
		236,931
Pharmaceuticals – 0.54%
Merck & Co., Inc.
5.550%, 12/01/2013	35,000	38,879
Wyeth
5.500%, 02/01/2014	90,000	99,284
		138,163
Technology, Equipment & Services – 1.33%
Unisys Corp.
12.500%, 01/15/2016	310,000	343,325
Telecommunications – 3.73%
Nextel Communications, Inc.
5.950%, 03/15/2014	60,000	55,950
Sprint Nextel Corp.
6.000%, 12/01/2016	485,000	437,712
Verizon New York, Inc.
6.875%, 04/01/2012	430,000	468,206
		961,868
TOTAL CORPORATE BONDS (Cost $11,308,634)		$12,637,932

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

	Contracts	Value
WARRANTS – 0.02%
Commercial Services & Supplies – 0.02%
World Color Press, Inc.
Expiration: July 2014, Exercise Price: $16.30(d)	548	$1,644
Expiration: July 2014, Exercise Price: $13.00(d)	548	2,877
		4,521
Semiconductors – 0.00%
MagnaChip Semiconductor
Expiration: November 2014, Exercise Price: $1.97(d)	870	—
TOTAL WARRANTS (Cost $8,748)		$4,521

	Principal Amount	Value
SHORT TERM INVESTMENTS – 12.12%
Sovereign – 9.51%
Federal Home Loan Bank Discount Note
0.080%, 04/22/2010(f)	$850,000	$849,960
Freddie Mac Discount Note
0.100%, 05/05/2010(f)	850,000	849,916
World Bank Discount Note
0.190%, 05/25/2010(f)	750,000	749,786
		2,449,662
Repurchase Agreements – 2.61%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/2010), due 4/1/10, 0.01%, [Collateralized by $690,000 United States Treasury Bill, 7/8/2010, (Market Value $689,737] (proceeds $672,992)	672,991	672,991
TOTAL SHORT TERM INVESTMENTS (Cost $3,122,653)		$3,122,653
TOTAL INVESTMENTS (Cost $26,741,876) – 109.96%		$28,342,450
Liabilities in Excess of Other Assets – (9.96)%		(2,567,930)
TOTAL NET ASSETS – 100.00%		$25,774,520

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)  – (Continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	In Default.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration.) The market values of these securities total $234,791, which represents 0.91% of total net assets.
(d)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $5,130 or 0.00% of the Fund's net assets.
(e)	Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(f)	Security pledged as collateral for when-issue purchase commitments outstanding as of March 31, 2010.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2010 (Unaudited)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Core Plus Fixed Income Fund
ASSETS
Investments in securities, at value(1)	$715,647,097	$40,903,442	$28,342,450
Foreign currency(1)	159,266	7,551	—
Receivables:
Fund shares sold	2,022,590	165,000	100,000
Dividends and interest	4,697,880	120,024	278,196
Tax reclaims	569,335	10,889	—
Due from Advisor	—	—	8,416
Prepaid expenses and other assets	68,267	14,207	27,793
Total Assets	723,164,435	41,221,113	28,756,855
LIABILITIES
Payables:
Securities purchased	—	—	2,883,849
Fund shares redeemed	15,179,479	—	38,267
Dividends payable	—	—	18,210
Due to advisor	610,135	17,365	—
Accrued expenses	170,677	33,542	42,009
Total Liabilities	15,960,291	50,907	2,982,335
NET ASSETS	$707,204,144	$41,170,206	$25,774,520
COMPONENTS OF NET ASSETS
Paid-in capital	$864,215,250	$36,312,211	$23,994,699
Undistributed net investment income	4,356,154	100,069	80,964
Accumulated net realized gain (loss) on investments and foreign currency	(76,310,942)	473,442	98,283
Net unrealized appreciation (depreciation) on:
Investments	(85,051,394)	4,285,748	1,600,574
Foreign currency	(4,924)	(1,264)	—
NET ASSETS	$707,204,144	$41,170,206	$25,774,520
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$707,029,950	$41,057,100	$23,167,821
Shares outstanding (unlimited shares authorized without par value)	47,049,987	1,855,918	2,495,211
Offering and redemption price	$15.03	$22.12	$9.28
Class E Shares
Net Assets	$174,194	$113,106	$2,606,699
Shares outstanding (unlimited shares authorized without par value)	11,591	5,116	280,628
Offering and redemption price	$15.03	$22.11	$9.29
(1) Cost of:
Investments in securities	$800,696,734	$36,617,611	$26,741,876
Foreign currency	161,023	7,634	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Period Ended March 31, 2010

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Core Plus Fixed Income Fund
INVESTMENT INCOME
Income
Dividend income	$9,493,329	$415,363	$558
Interest income	541	27	812,249
Less: foreign taxes withheld	(765,151)	(11,541)	—
Total income	8,728,719	403,849	812,807
Expenses
Advisory fees (Note 3)	3,825,144	152,239	43,438
Custody fees	56,039	5,112	3,864
Administration fees (Note 3)	124,639	5,320	3,484
Insurance expense	47,684	2,002	1,456
Legal fees	17,938	7,000	15,773
Printing fees	33,248	2,739	4,182
Miscellaneous	47,265	2,742	23,859
Registration expense	29,191	25,540	249
Trustee fees	29,935	26,641	27,323
Transfer agent fees	86,726	17,877	16,941
Accounting fees	60,218	6,423	8,605
Auditing fees	14,538	10,174	9,179
Organizational costs	—	531	—
Total expenses	4,372,565	264,340	158,353
Less reimbursement / waiver	—	(73,935)	(94,394)
Total expenses net of reimbursement / waiver	4,372,565	190,405	63,959
Net investment income	4,356,154	213,445	748,848
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(43,816,536)	1,363,760	162,544
Foreign currency transactions	(48,263)	252	—
Net realized gain (loss)	(43,864,799)	1,364,012	162,544
Net change in unrealized appreciation on:
Investments	39,483,062	690,683	679,855
Foreign currency transactions	(79,907)	(2,644)	—
Net unrealized appreciation	39,403,155	688,039	679,855
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,461,644)	2,052,051	842,399
Net increase (decrease) in net assets resulting from operations	$(105,490)	$2,265,496	$1,591,247

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Core Plus Fixed Income Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Period Ended September 30, 2009*	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,356,154	$13,950,602	$213,445	$649,260	$748,848	$797,162
Net realized gain (loss) on:
Investments	(43,816,536)	(32,446,134)	1,363,760	(890,570)	162,544	(54,092)
Foreign currency transactions	(48,263)	306,630	252	2,696	—	—
Net unrealized appreciation (depreciation) on:
Investments	39,483,062	38,311,938	690,683	3,595,065	679,855	1,558,037
Foreign currency transactions	(79,907)	129,748	(2,644)	1,380	—	—
Net increase (decrease) in net assets resulting from operations	(105,490)	20,252,784	2,265,496	3,357,831	1,591,247	2,301,107
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(2,220)	(2,925)	(1,959)	(425)	(49,818)	(15,310)
Class I	(12,352,169)	(19,631,808)	(665,678)	(118,031)	(626,520)	(752,035)
From net realized gains
Class E	—	(7,345)	—	—	—	—
Class I	—	(49,295,880)	—	—	—	—
Decrease in net assets from distributions	(12,354,389)	(68,937,958)	(667,637)	(118,456)	(676,338)	(767,345)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	112,362,762	335,109,287	3,399,559	35,100,302	3,781,002	18,927,189
Net asset value of share issued on reinvestment of distributions	11,766,419	66,479,420	658,462	118,456	626,550	750,722
Cost of shares redeemed	(271,562,535)	(250,166,063)	(2,012,150)	(931,657)	(4,388,088)	(1,091,244)
Net increase in net assets from capital share transactions	(147,433,354)	151,422,644	2,045,871	34,287,101	19,464	18,586,667
Total Increase (Decrease) in net assets	(159,893,233)	102,737,470	3,643,730	37,526,476	934,373	20,120,429
NET ASSETS
Beginning of the Period	867,097,377	764,359,907	37,526,476	—	24,840,147	4,719,718
End of the Period	$707,204,144	$867,097,377	$41,170,206	$37,526,476	$25,774,520	$24,840,147
Undistributed net investment income	$4,356,154	$21,290,463	$100,069	$21,290,463	$80,964	$8,454

*	Commenced operations on October 6, 2008.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
3/31/2010 (Unaudited)	$15.24	0.14	(0.09)	—	0.05	(0.26)	—
9/30/2009	$17.43	0.27	(0.82)	—	(0.55)	(0.46)	(1.18)
9/30/2008	$26.51	0.61	(5.95)	—	(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40	3.98	—	4.38	(0.32)	(2.28)
9/30/2006	$22.28	0.33	3.83	—	4.16	(0.28)	(1.43)
11/1/04 to 9/30/05(3)	$19.83	0.26	3.20	—	3.46	(0.22)	(0.79)
10/31/2004	$16.02	0.20	3.74	—	3.94	(0.13)	—
Class E
3/31/2010 (Unaudited)	$15.24	0.23	(0.18)	—	0.05	(0.26)	—
10/06/08(4) – 9/30/2009	$16.03	0.34	0.51	—	0.85	(0.46)	(1.18)
Brandes Institutional Global Equity Fund
Class I
3/31/2010 (Unaudited)	$21.24	0.12	1.14	—	1.26	(0.38)	—
10/06/08(4) – 9/30/2009	$20.00	0.39	0.94	—	1.33	(0.09)	—
Class E
3/31/2010 (Unaudited)	$21.25	0.10	1.15	—	1.25	(0.39)	—
10/06/08(4) – 9/30/09	$20.00	0.40	0.94	—	1.34	(0.09)	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
3/31/2010 (Unaudited)	$8.95	0.27	0.31	—	0.58	(0.25)	—
9/30/2009	$8.69	0.49	0.25	—	0.74	(0.48)	—
12/28/2007(4) – 9/30/2008	$10.00	0.44	(1.33)	0.02	(0.87)	(0.44)	—
Class E
3/31/2010 (Unaudited)	$8.96	0.24	0.33	—	0.57	(0.24)	—
9/30/2009	$8.70	0.47	0.25	—	0.72	(0.46)	—
5/28/2008(4) – 9/30/2008	$9.99	0.24	(1.31)	0.02	(1.05)	(0.24)	—

(1)	Not annualized.
(2)	Annualized.
(3)	In 2005, the Fund chnaged its fiscal year end from October to September (Note 1).
(4)	Commencement of Operations.
(5)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(6)	The Fund’s total return consists of a voluntary reimbursement by the advisor for a realized investment loss on a transaction not meeting the Funds investment guidelines. The return for the Core Fund, Class I and E would have been (9.21)% and (10.82)%, respectively.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

FINANCIAL HIGHLIGHTS  – (Continued)
For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets (5)		Ratio of net investment income to average net assets(5)		Ratio of expenses (prior to reimbursements) to average net assets		Ratio of net investment income (prior to reimbursements) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
3/31/2010	$15.03	0.36%		$707.0	1.14	%(2)	1.14	%(2)	1.14	%(2)	1.14	%(2)	6.92	%(1)
9/30/2009	$15.24	-0.88%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	-23.42%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12%		1.61%		1.12%		1.61%		29.06%
9/30/2006	$24.73	19.79%		$846.3	1.12%		1.48%		1.12%		1.48%		29.91%
11/1/04 to 9/30/05(3)	$22.28	17.95	%(1)	$669.9	1.14	%(2)	1.44	%(2)	1.14	%(2)	1.44	%(2)	20.92	%(1)
10/31/2004	$19.83	24.75%		$528.6	1.18%		1.21	%(2)	1.14%		1.25%		26.71%
Class E(4)
3/31/2010	$15.03	0.36%		$0.2	1.14	%(2)	1.47%		1.14	%(2)	1.47	%(2)	6.92	%(1)
9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.35	%(2)	1.16	%(2)	2.35	%(2)	19.86	%(1)
Brandes Institutional Global Equity Fund
Class I(4)
3/31/2010	$22.12	6.01%		$41.1	1.00	%(2)	1.13	%(2)	1.39	%(2)	0.73	%(2)	6.87	%(1)
9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.05	%(1)
Class E(4)
3/31/2010	$22.11	5.95%		$0.1	1.20	%(2)	0.91	%(2)	1.39	%(2)	0.72	%(2)	6.87	%(1)
3/31/09 (Unaudited)	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.29	%(2)	1.83	%(2)	1.67	%(2)	4.05	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
3/31/2010	$9.28	6.54%		$23.2	0.50	%(2)	6.05	%(2)	1.26	%(2)	5.29	%(2)	70.76	%(1)
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(4)–9/30/2008	$8.69	(9.00	)%(1),(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93%		(1.39	)%(2)	404.25	%(1)
Class E
3/31/2010	$9.29	6.41%		$2.6	0.70	%(2)	5.87	%(2)	1.48	%(2)	5.10	%(2)	70.76	%(1)
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(4)–9/30/2008	$8.70	(10.62	)%(1),(6)	$0.0	(0.70	)%(2)	8.54	%(3)	7.19	%(2)	2.05	%(2)	404.25	%(1)

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”) and the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund'') (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund, Global Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008 and December 28, 2007, respectively and have two classes of shares: Class I and Class E. As noted in the Funds’ Prospectus, Class I shares are for institutional investors, and Class E shares pay service fees of up to 0.25% of the Funds’ average net assets attributable to Class E shares to intermediaries providing non-distribution services to their clients who own shares of the Funds. The International Fund and Global Fund invest their assets primarily in equity securities with market capitalizations greater than $1 billion. The International Fund invests its assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Funds seek to achieve long-term capital appreciation. During 2005, the International Fund’s fiscal year-end was changed from October 31 to September 30. The Core Plus Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are valued at cost, which when combined with accrued interest approximates market value.

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate their own share prices. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the relevant Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

The Funds’ investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

F.	Federal Income Taxes. Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
G.	Concentration of Risk. As of March 31, 2010, the International and Global Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International and Global Funds’ net assets. It is the Trust’s policy to continuously monitor these off-balance sheet risks.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

I.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2010, the Funds did not have any securities on loan.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2009, the International Fund decreased undistributed net investment income by $3,251,943, increased accumulated net realized loss by $9,240,761 and increased paid in capital by $12,492,704, the Global Fund increased its undistributed net investment income by $23,457, increased its accumulated net realized loss by $2,696 and decreased its paid in capital by $20,761, and the Core Plus Fund’s undistributed net investment income was decreased by $21,364, and accumulated net realized gain was increased by $21,364, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.
K.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
L.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2006 to 2009 and concluded that there is no impact on the Funds’ net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2009.
M.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

N.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

The following is a summary of the inputs used, as of March 31, 2010, involving the Funds' assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities	$712,315,681	$—	$—	$712,315,681
Repurchase Agreements	—	3,331,416	—	3,331,416
Total Investments	$712,315,681	$3,331,416	$—	$715,647,097
Global Fund
Equities	$39,796,308	$—	$—	$39,796,308
Repurchase Agreements	—	1,107,134	—	1,107,134
Total Investments	$39,796,308	$1,107,134	$—	$40,903,442
Core Plus Fund
Equities	$11,324	$12,197	$—	$23,521
Warrants	—	4,521	—	4,521
Asset Backed Securities	—	60,673	609	61,282
Corporate Bonds	—	12,637,932	—	12,637,932
Government Securities	—	10,624,215	—	10,624,215
Mortgage Backed Securities	—	4,317,988	—	4,317,988
Repurchase Agreements	—	672,991	—	672,991
Total Investments	$11,324	$28,330,517	$609	$28,342,450

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus Fund since the adoption of the pronouncement on October 1, 2009 to March 31, 2010:

Beginning Balance – October 1, 2009	$748
Net purchases/(sales)	9,447
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(10,746)
Accrued accretion/(amortization)	1,161
Ending Balance – March 31, 2010	$609

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00%, 0.80% and 0.35% based upon the average daily net assets of the International Fund, the Global Fund and the Core Plus Fund, respectively. For the period ended March 31, 2010, the International Fund, the Global Fund and the Core Plus Fund incurred $3,825,144, $152,239 and $43,438 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2011: Global Fund – 1.00% and 1.20%, respectively; International Fund – 1.20% and 1.40%, respectively; Core Plus Fund – 0.50% and 0.70%, respectively (the “Expense Cap Agreement”). Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the six months ended March 31, 2010, the Advisor did not waive any expenses for the International Fund, and waived expenses of $73,935 for the Global Fund and $94,394 for the Core Fund.

Fund	Recovery Expiring September 30, 2011	Recovery Expiring September 30, 2012	Recovery Expiring September 30, 2013
International Fund	N/A	N/A	N/A
Global Fund	N/A	$209,781	$73,935
Core Plus Fund	$265,837	225,766	94,394

For the six months ended March 31, 2010, the Advisor did not recoup any fees previously waived or reimbursed.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

of $50,000 per Fund per annum which is allocated across the Trust based on average net assets. For the six months ended March 31, 2010, the International Fund, Global Fund and Core Plus Fund incurred $124,639 and $5,320 and $3,484 in such fees, respectively.

C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. All of the Funds’ distribution fees are paid by the Advisor.

Class I of the Global and Core Funds and Class E of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of Class I and Class E annual net assets, respectively (the “Shareholder Service Fee”). For the period ended March 31, 2010, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	N/A	0.00%
Global Fund	0.00%	0.00%
Core Plus Fund	0.01%	0.25%

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the six months ended March 31, 2010:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$77,934,740	$217,318,143
Global Fund	$—	$—	$3,993,009	$2,563,277
Core Plue Fund	$12,574,908	$15,844,788	$5,758,893	$1,060,199

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (Continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund				Core Plus Fund
	Six Months Ended 3/31/10		Year Ended 9/30/09		Six Months Ended 3/31/10		Commencement of operations thru 9/30/09		Six Months Ended 3/31/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class I	7,516	$112,296	26,990	$335,009	159	$3,400	1,805	$35,000	236	$2,152	2,169	$18,011
Class E	4	66	6	100	—	—	5	100	179	1,629	108	916
Issued on reinvestment of distributions
Class I	793	11,765	5,395	66,469	30	656	7	119	63	578	87	735
Class E	0	2	1	10	1	2	—	—	5	48	2	15
Shares redeemed
Class I	(18,135)	(271,561)	(19,367)	(250,166)	(96)	(2,012)	(50)	(932)	(472)	(4,288)	(129)	(1,058)
Class E	0	(1)	—	—	—	—	—	—	(11)	(100)	(4)	(32)
Net increase / (decrease) resulting from Fund share transactions	(9,822)	$(147,433)	13,025	$151,422	94	$2,046	1,767	$34,287	0	$19	2,233	$18,587

On November 30, 2009, the International Fund redeemed some of its shares by executing a redemption in-kind transaction using certain securities with a market value of approximately $170 million (the “Redemption In-Kind”). The Redemption In-Kind did not incur any brokerage commissions and has been excluded from the International Fund’s portfolio turnover as presented on the financial highlights within these financial statements.

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Core Plus Fund
Cost of investments for tax purposes	$988,779,105	$33,882,458	$24,464,653
Gross tax unrealized appreciation	$114,737,905	$5,635,238	$1,513,981
Gross tax unrealized depreciation	(239,272,362)	(2,040,173)	(593,262)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(124,534,457)	3,595,065	920,719
Distributable ordinary income	12,354,389	587,619	8,454
Distributable long-term capital gains	—	—	—
Total distributable earnings	12,354,389	587,619	8,454
Other accumulated gains/(losses)	(32,371,159)	(922,548)	(64,261)
Total accumulated earnings	$(144,551,227)	$3,260,136	$864,912

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS – (Unaudited)  – (continued)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

The tax composition of dividends for the periods ended September 30, 2009 for the Funds, were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$24,162,744	$44,775,214
Global Fund	$118,456	$—
Core Plus Fund	$767,345	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2009.

At September 30, 2009, the International Fund, Global Fund and Core Plus Fund had net realized losses between November 1, 2008 and September 30, 2009, of $30,620,254, $890,570 and $34,802, respectively, which are deferred for tax purposes and recognized on October 1, 2009.

As of September 30, 2009 the Funds had capital losses expiring as indicated below:

Fund	2017
International Fund	$1,825,888
Global Fund	—
Core Plus Fund	29,459

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In December 2009 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the International Fund and the Core Plus Fund for an additional one-year term. The Board of Trustees had previously approved the Agreement with respect to the Global Fund in August 2008 for an initial two-year term ending in 2010.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Funds by the Advisor, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the International Fund and the Core Plus Fund, the Board requested and reviewed supplementary information that included materials regarding the Funds’ investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. The Board members received similar information in 2008 in connection with its approval of the Agreement with respect to the Global Fund for an initial term ending in 2010, including information regarding the investment results of separate accounts managed by the Advisor in the same manner as the Global Fund.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

ADDITIONAL INFORMATION – (Unaudited)  – (Continued)

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to each Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the Board of Trustees, and the investment results of the Fund (in the case of the Global Fund, the investment results of separate accounts managed by the Advisor in the same manner as the Fund). Concurrently with the most recent annual review, the independent Trustees decided that it would be in the best interest of the Trust to retain a new chief compliance officer for the Trust who was not affiliated with the Advisor, rather than continuing to rely on an employee of the Advisor to provide compliance services jointly to the Trust and the Advisor.

In addition, the Trustees determined that the investment results of the International and Core Plus Funds were satisfactory. They noted that although the International Fund’s investment results for the one-year period ended September 30, 2009 were in the third quartile of the results of a peer group of funds identified by Morningstar Associates and were below the results of its benchmark index for that period, for the three-, five- and ten-year periods ended on that date its investment results were near or above the second quartile of the results of its peer group of funds and at or above the results of its benchmark index. With respect to the Core Plus Fund, they noted that although for the one-year period its investment results were in the third quartile of the results of its Morningstar peer group and approximated the results of its benchmark index, for calendar year 2009 through September 30 its investment results were in the second quartile of results of its Morningstar peer group. When the Board approved the Agreement in 2008 with respect to the Global Fund for an initial term ending in 2010, it concluded that the investment results of the Advisor’s separate accounts indicated that the Advisor’s management of the Global Fund for the initial term would benefit the Fund’s shareholders.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

ADDITIONAL INFORMATION – (Unaudited)  – (Continued)

Advisory Fees, Total Expenses and Ancillary Benefits

With respect to advisory fees and total expenses, the Trustees noted that although the International Fund’s management fees were in the fourth quartile of its Morningstar peer group, the majority of its non-advisory expenses were below the median for its peer group and the Advisor effectively provided fee reductions to the Fund by subsidizing the sub-transfer agency fees charged by administrators of omnibus accounts for maintenance of shareholder records and by retaining an expense cap for the Fund. They further noted that the Core Plus Fund’s advisory fee and total expenses were less than the medians of its peer group, and that the Advisor was continuing to waive any expenses over the stated expense cap for the Fund. When the Board approved the Agreement with respect to the Global Fund in 2008 for its initial term ending in 2010, and the Advisor’s related expense cap agreement, the Board concluded that the projected fees and expenses of the Fund for its initial term would be reasonable. The Board also noted that the management fees for the International and Global Funds are higher than for other similar mutual funds sub-advised by the Advisor (but sponsored by another investment adviser), but considered the difference to be reasonable in light of the additional responsibilities and expenses that the Advisor incurred in sponsoring and operating the Funds.

In addition, the Board reviewed an analysis of the profitability to the Advisor of its relationship with the International and Core Plus Funds, which they concluded was reasonable, and reviewed similar information with respect to the projected operations of the Global Fund when approving the initial two-year term of the Agreement for that Fund. They also reviewed information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future, which they concluded was adequate. They reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel and considered the extent to which economies of scale were or should be reflected in the Funds’ advisory fees, and concluded that the management fee structure was currently adequate to ensure that any realized and potential economies of scale were being appropriately shared with the Fund.

The Board also considered ancillary benefits to the Advisor as a result of its relationships with the Funds. They noted that these were primarily related to the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, as the Adviser does not obtain third-party research or other services in return for allocating the Funds’ brokerage.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the International Fund and the Core Plus Fund and their respective shareholders, that the Funds’ shareholders receive reasonable value in return for the advisory fees paid to the Advisor by the Funds, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of each Fund and its shareholders. The Board and independent Trustees reached similar conclusions in 2008 with respect to the Global Fund upon approval of the initial two-year term of that Fund ending in 2010.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 79)	Trustee	Since February 1995	Retired.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 68)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	4	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	4	Director of six closed end mutual funds in the Credit Suisse family of funds.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 52)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	4	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 58)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	4	Hotchkis and Wiley Mutual Funds.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	4	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since July 2006	Executive Director of the Advisor	4	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 39)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 59)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, and the Brandes Institutional Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL
EQUITY FUND

INSTITUTIONAL
GLOBAL EQUITY
FUND

INSTITUTIONAL CORE
PLUS FIXED
INCOME FUND

 SEMI-ANNUAL REPORT

For the six months ended
March 31, 2010

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)* /s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date  6/3/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date  6/3/2010

By (Signature and Title)* /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date  6/3/2010